UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                   -------------------------------------------

                                    FORM 8-K
                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                              Date of Report (Date
                          of earliest event reported):

                                November 18, 2005
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                           THERMO ELECTRON CORPORATION
             (Exact name of Registrant as specified in its Charter)

                   Delaware                                  1-8002                                04-2209186
       (State or other jurisdiction of              (Commission File Number)            (I.R.S. Employer Identification
        incorporation or organization)                                                              Number)

              81 Wyman Street, P.O. Box 9046
                  Waltham, Massachusetts                                           02454-9046
         (Address of principal executive offices)                                  (Zip Code)

                                                            (781) 622-1000
                                                    (Registrant's telephone
                                                    number
                                                         including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

     On November 17, 2005, the Compensation Committee of the Board of Directors of Thermo Electron Corporation (the "Company") approved, and the Company and Marijn E. Dekkers, the Company's chief executive officer, entered into, a letter agreement dated as of November 17, 2005, in order to comply with the proposed regulations issued by the Internal Revenue Service and the Treasury Department under Section 409A of the Internal Revenue Code, that amended Mr. Dekkers' Amended and Restated Employment Agreement dated as of November 21, 2002, as amended, to provide that any payments that may be made to him in the nature of severance pay will be made by the Company in a lump sum within thirty days of termination of employment.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, on this 18th day of November, 2005.


                                        THERMO ELECTRON CORPORATION


                                        By:     /s/ Seth H. Hoogasian
                                        ----------------------------------------
                                        Seth H. Hoogasian
                                        Vice President, General Counsel and
                                        Secretary